UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 28, 2005
(Date of earliest event reported)

UAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6033	36-2675207
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 East Algonquin Road, Elk Grove Township, Illinois 60007
(Address of principal executive offices)

(847) 700-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement

On October 27, 2005, the Board of Directors of UAL Corporation (the "Company") adopted an amendment (the "Amendment") to the UAL Corporation 1995 Directors Plan (the "Plan"). The changes in the Plan were designed to comply with the enactment of Section 409A of the Internal Revenue Code and to be consistent with the treatment of the Plan under the Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") filed by the Company and twenty-seven of its U.S.-based subsidiaries, including United Air Lines, Inc., with the United States Bankruptcy Court for the Northern District of Illinois on September 7, 2005.

Under the terms of the Amendment, outside directors of the Company will no longer be awarded deferred stock units under the Plan and, effective as of January 1, 2005, the Company's outside directors will cease to have the right to make a deferral election under the Plan. However, deferral elections that were effective prior to January 1, 2005 will continue until terminated in accordance with the Plan. Consistent with the requirements of Section 409A, all deferred amounts under the Plan will be distributed in a single payment of cash on the earlier to occur of an outside director's death or "separation from service" (as defined under Section 409A) and may not be accelerated unless otherwise permitted under Section 409A. In addition, upon the effective date of the Company's confirmed plan of reorganization under Chapter 11 of the Bankruptcy Code, the Plan and any rights to receive stock under the Plan will be terminated, except that eligible cash fees which have been deferred and are not subject to an election to receive stock will continue to be due under the Plan and will be payable in accordance with the terms of the Plan.

This description of the Amendment is qualified in its entirety by reference to the Amendment itself, a copy of which is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

ITEM 1.02. Termination of a Material Definitive Agreement

The Plan will be terminated on such dates and such material terms as described in Item 1.01 above.

ITEM 9.01. Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amendment and Termination of the UAL Corporation 1995 Directors Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2005

UAL CORPORATION

By: /s/ Paul R. Lovejoy

Name: Paul R. Lovejoy
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Amendment and Termination of the UAL Corporation 1995 Directors Plan
__________________
* Filed herewith electronically.